UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 14, 2005
                                (Date of Report)


                      GRIDLINE COMMUNICATIONS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-30383               54-1964054
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                        14090 SOUTHWEST FRWY., SUITE 300
                               SUGARLAND, TX 77478
                    (Address of principal executive offices)


                          (281) 340-8518 (Registrant's
                     telephone number, including area code)



                          NORTH SHORE CAPITAL IV, INC.
                              2208 PERSHING AVENUE
                           SHEBOYGAN, WISCONSIN 53083
         (Former name or former address, if changed since last report.)

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This Amendment No. 1 to the Form 8K filed with the Securities and Exchange
Commission (the "Commission") on October 3, 2005 (the "Original Filing") is being amended solely for the purpose of filing the outgoing auditor's consent as an exhibit to the Original Filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   None.

         (b)   None.

         (c)   Exhibits.

               Exhibit 16.1   Letter from R.E. Bassie & Co., dated October 13,
                              2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2005


                                            GRIDLINE COMMUNICATION
                                            HOLDINGS INC.


                                            /s/ Blaize N. Kaduru
                                            ------------------------------------
                                            Name: Blaize N. Kaduru
                                            Title: Chief Executive Officer